EXHIBIT 10(b)
                                                                   -------------

                                                                  EXECUTION COPY


                                    AMENDMENT NO. 2 (this "Amendment") dated as
                           of August 15, 2003, to the FIVE-YEAR CREDIT AGREEMENT dated as of September 29, 2000 (the "Credit Agreement"), among HARSCO CORPORATION, a Delaware corporation (the "Company"), the LENDERS referred to therein (the "Lenders"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                               W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Company pursuant to the terms and subject to the conditions set forth therein.

                  WHEREAS, the Company has requested that the Credit Agreement be amended as set forth herein.

                  WHEREAS, the Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to Section 3.09 of the Credit Agreement.
Section 3.09 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting in lieu thereof the words:

                  "The Company has in the ordinary course of business given extensions or waivers of the statutes of limitations relating to payment of U.S. Federal taxes and relating to various state, local and foreign taxes or impositions, none of which might reasonably be expected to result in a Material Adverse Effect."

                  SECTION 2. Addition to Article X of the Credit Agreement.
Article X of the Credit Agreement is hereby amended by inserting the following Section at the end thereof:

                  "SECTION 10.17. Tax Disclosure. Notwithstanding anything herein to the contrary, each Borrower, each Lender and the Agent (and any employee, representative or other agent of any of the foregoing) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws."

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                  SECTION 3. Representations and Warranties. The Company
represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

                  (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

                  (b) The Borrowers are in compliance with the covenants set forth in Article V and Article VI of the Credit Agreement as of the date hereof.

                  (c) No Event of Default or Default has occurred and is continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above provided that on or prior to such date the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Company and the Required Lenders.

                  SECTION 5. Effectiveness. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent or the Documentation Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. As used in the Credit Agreement, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

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                  SECTION 8. Expenses. The Company agrees to reimburse the
Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

                  SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.




























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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                      HARSCO CORPORATION,


                                      by:

                                      /s/ Salvatore D. Fazzolari
                                      ------------------------------------
                                      Name:  Salvatore D. Fazzolari
                                      Title:  Senior V.P., CFO & Treasurer


                                      JPMORGAN CHASE BANK, individually
                                      and as Administrative Agent,

                                      by:

                                      /s/ Tina L. Ruyter
                                      ------------------------------------
                                      Name: Tina L. Ruyter
                                      Title: Vice President


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                                                     SIGNATURE PAGE to AMENDMENT
                                                     NO. 2 dated as of August
                                                     15, 2003, to the HARSCO
                                                     CORPORATION FIVE-YEAR
                                                     CREDIT AGREEMENT dated as
                                                     of September 29, 2000




               To approve Amendment No. 2 to the Five-Year Credit Agreement:




               Name of Institution:      JPMorgan Chase Bank
                                         ---------------------------------------

                                    by:
                                         /s/ Tina L. Ruyter
                                         ---------------------------------------
                                         Name: Tina L. Ruyter
                                         Title: Vice President


               Name of Institution:      Citicorp North America, Inc.

                                    by:
                                         /s/ William G. Martens, III
                                         ---------------------------------------
                                         Name: William G. Martens, III
                                         Title: Managing Director


               Name of Institution:      Manufacturers and Traders Trust Company

                                    by:
                                         /s/ Joshua C. Becker
                                         ---------------------------------------
                                         Name: Joshua C. Becker
                                         Title: Officer



               Name of Institution:      PNC Bank, National Association

                                    by:
                                         /s/ Robert J. Giannone
                                         ---------------------------------------
                                         Name: Robert J. Giannone
                                         Title: Vice President




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               Name of Institution:      SunTrust Bank
                                         ---------------------------------------
                                    by:
                                         /s/ Michael Pugsley
                                         ---------------------------------------
                                         Name: Michael Pugsley
                                           Title:


               Name of Institution:      The Bank of Nova Scotia
                                         ---------------------------------------

                                    by:
                                         /s/ Brian Allen
                                         ---------------------------------------
                                         Name: Brian Allen
                                         Title: Managing Director